                                                                    EXHIBIT 99.e

                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT

     THIS  DISTRIBUTION  AGREEMENT  is made and  entered  into  this 17th day of
November,  2004,  by and  between  each of the  open-end  management  investment companies listed on SCHEDULE A, attached  hereto,  as of the dates noted on such
SCHEDULE A, together  with all other open end  management  investment  companies subsequently  established  and made subject to this Agreement in accordance with
SECTION 11 (the  "Issuers")  and  AMERICAN  CENTURY  INVESTMENT  SERVICES,  INC.
("Distributor"), a Delaware corporation.

     WHEREAS,  the common stock of each of the Issuers is currently divided into a number  of  separate  series of  shares,  or funds,  each  corresponding  to a distinct  portfolio  of  securities,  and many of which  are also  divided  into multiple classes of shares; and

     WHEREAS, Distributor is a registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.; and

     WHEREAS,  American  Century  Investment  Management,  Inc.  ("ACIM") is the
registered investment adviser to the Issuers; and

     WHEREAS,  the  Boards of  Directors  and  Boards of  Trustees  of the Funds
(collectively,  the  "Board")  wish  to  engage  the  Distributor  to act as the distributor of the Funds;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties agree as follows:

SECTION 1.        GENERAL RESPONSIBILITIES

Each Issuer hereby engages  Distributor  to act as exclusive  distributor of the shares of each class of its separate series, and any other series and classes as may be designated  from time to time hereafter (the "Funds").  The Funds subject to this Distribution  Agreement are identified on SCHEDULE A, as the same may be amended  from  time to  time.  Sales of a Fund's  shares  shall be made  only to investors  residing  in those  states in which  such Fund is  registered.  After effectiveness  of each  Fund's  registration  statement,  Distributor  will hold itself available to receive,  as agent for the Funds, and will receive, by mail, telex,  telephone,  and/or  such  other  method  as may be agreed  upon  between
Distributor and Issuers, orders for the purchase of Fund shares, and will accept or reject such orders on behalf of the Funds in accordance  with the  provisions of the applicable Fund's  prospectus.  Distributor will be available to transmit such  orders as are so  accepted  to the Fund's  transfer  agent as  promptly as possible  for  processing  at the  shares' net asset  value next  determined  in accordance with the prospectuses.

a.   OFFERING PRICE.  All shares sold by Distributor  under this Agreement shall be sold at the net asset value per share ("Net Asset Value")  determined in the manner described in each Fund's  prospectus,  as it may be amended from time to time,  next computed  after the order is accepted by Distributor or its agents or affiliates. Each Fund shall determine and

     promptly  furnish to  Distributor  a  statement  of the Net Asset  Value of shares of said Fund's series at least once on each day on which the Fund is open for business, as described in its current prospectus.

b.   PROMOTION  SUPPORT.  Each Fund  shall  furnish  to  Distributor  for use in connection  with the  sale of its  shares  such  written  information  with respect  to said Fund as  Distributor  may  reasonably  request.  Each Fund represents and warrants that such  information,  when  authenticated by the signature  of one of its  officers,  shall be true and  correct.  Each Fund shall also furnish to Distributor copies of its reports to its shareholders and such additional  information  regarding said Fund's financial condition as  Distributor  may  reasonably  request.  Any  and  all  representations,
     statements   and   solicitations   respecting  a  Fund's   shares  made  in
     advertisements,  sales literature and in any other manner  whatsoever shall be  limited to and  conform in all  respects  to the  information  provided hereunder.

c.   REGULATORY COMPLIANCE. Each Fund shall furnish to Distributor copies of its current  form of  prospectus,  as filed with the SEC,  in such  quantity as
     Distributor  may  reasonably  request  from  time to time,  and  authorizes
     Distributor  to use the  prospectus  in  connection  with  the sale of such
     Fund's shares. All such sales shall be initiated by offer of, and conducted in  accordance  with,  such  prospectus  and all of the  provisions  of the
     Securities Act of 1933, the Investment Company Act of 1940 ("1940 Act") and
     all  the  rules  and  regulations  thereunder.  Distributor  shall  furnish applicable federal and state regulatory authorities with any information or reports related to its services under this Agreement which such authorities may lawfully  request in order to ascertain  whether the Funds'  operations are being  conducted  in a manner  consistent  with any  applicable  law or regulations.

d.   ACCEPTANCE.  All orders  for the  purchase  of its  shares  are  subject to acceptance by each Fund.

SECTION 2. COMPENSATION

a.   INVESTOR CLASS,  INSTITUTIONAL CLASS, CLASS I AND CLASS III SHARES.  Except
     for the  promises  of the  Funds  contained  in this  Agreement  and  their performance thereof,  Distributor shall not be entitled to compensation for its services  hereunder with respect to the Investor  Class,  Institutional
     Class, Class I or Class III Classes of shares.

b.   ADVISOR CLASS SHARES.  For the services  provided and expenses  incurred by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution  and  Shareholder  Services  Plan  adopted  by the Board  with
     respect  to  the  Advisor  Class  of  such  Funds,   Distributor  shall  be
     compensated by ACIM, not by the Funds.

c.   C  CLASS  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with respect to the C Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

d.   CLASS II  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as

                                        2

     described in SECTION 2 of the Master Distribution Plan adopted by the Board with respect to the Class II Funds,  Distributor  shall be  compensated  by
     ACIM, not by the funds.

e.   A  CLASS  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with respect to the A Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

f.   B  CLASS  SHARES.  For the  services  provided  and  expenses  incurred  by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with respect to the B Class of such Funds, Distributor shall be compensated by ACIM, not by the Funds.

g.   C CLASS II SHARES.  For the  services  provided  and  expenses  incurred by
     Distributor  as  described  in  SECTION  2  AND  SECTION  3 of  the  Master
     Distribution and Individual  Shareholder Services Plan adopted by the Board with  respect  to the C  Class  II of  such  Funds,  Distributor  shall  be compensated by ACIM, not by the Funds.

SECTION 3. EXPENSES

a.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution duties hereunder and under the Master Distribution and Shareholder Services
     Plan,  dated as of September 3, 1996,  with respect to the Advisor Class of the Funds'  shares,  including,  but not  limited  to (A)  payment of sales commission,  ongoing  commissions  and other payments to brokers,  dealers, financial  institutions or others who sell Advisor Class shares pursuant to
     Selling Agreements; (B) compensation to registered representatives or other employees  of  Distributor  who  engage in or support  distribution  of the
     Funds' Advisor Class shares;  (C) compensation to, and expenses  (including overhead  and  telephone  expenses)  of,  Distributor;  (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing shareholders; (E) the preparation,  printing and distribution of sales  literature  and  advertising  materials  provided  to the  Funds'
     shareholders  and  prospective  shareholders;  (F)  receiving and answering
     correspondence  from  prospective   shareholders,   including  distributing
     prospectuses,   statements  of  additional  information,   and  shareholder
     reports;   (G)  the  providing  of  facilities  to  answer  questions  from prospective  investors  about Fund shares;  (H) complying  with federal and state securities laws pertaining to the sale of Fund shares;  (I) assisting investors in completing  application forms and selecting dividend and other account  options;  (J) the  providing  of other  reasonable  assistance  in connection  with the  distribution  of Fund shares;  (K) the organizing and conducting  of sales  seminars  and  payments in the form of  transactional compensation or promotional  incentives;  (L) profit on the foregoing;  (M)
     the  payment  of  "service  fees",  as  contemplated  by the  Rules of Fair
     Practice of the National  Association of Securities Dealers , Inc.; and (N)
     such other  distribution and services  activities as the Issuers  determine may be paid for by the Issuers  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

b.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties  hereunder  and  under  the  applicable   Master   Distribution  and
     Individual  Shareholder  Services Plan,  dated as of September 16, 2000 for certain funds and dated as of March 1, 2001 for certain  other funds,  both to be  effective  as of May 1,  2001,  with  respect  to the C Class of the
     Funds'  shares,  including,  but  not  limited  to  (A)  payment  of  sales commission,  ongoing  commissions  and other payments to brokers,  dealers, financial  institutions  or  others  who sell C Class  shares  pursuant  to
     Selling Agreements; (B) compensation to registered representatives or other employees  of  Distributor  who  engage in or support  distribution  of the
     Funds'  C Class  shares;  (C)  compensation  to,  and  expenses  (including overhead  and  telephone  expenses)  of,  Distributor;  (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing shareholders; (E) the preparation,  printing and distribution of sales  literature  and  advertising  materials  provided  to the  Funds'
     shareholders  and  prospective  shareholders;  (F)  receiving and answering
     correspondence  from  prospective   shareholders,   including  distributing
     prospectuses,   statements  of  additional  information,   and  shareholder
     reports;   (G)  the  providing  of

     facilities  to answer  questions  from  prospective  investors  about  Fund shares;  (H) complying with federal and state securities laws pertaining to the sale of Fund shares; (I) assisting investors in completing  application forms and selecting  dividend and other account options;  (J) the providing of other reasonable  assistance in connection with the distribution of Fund shares; (K) the organizing and conducting of sales seminars and payments in the form of  transactional  compensation  or  promotional  incentives;  (L)
     profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair  Practice of the National  Association  of  Securities
     Dealers,  Inc.; and (N) such other distribution and services  activities as the Issuers  determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

c.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution duties  hereunder and under the Master  Distribution  Plan, dated as of May
     18, 2001, with respect to the Class II Funds, including, but not limited to
     (A) payment of sales commission,  ongoing commissions and other payments to brokers, dealers,  financial institutions or others who sell Class II Funds
     pursuant   to  Selling   Agreements;   (B)   compensation   to   registered
     representatives  or other employees of Distributor who engage in or support distribution  of the Class II  Funds'  shares;  (C)  compensation  to,  and expenses (including  overhead and telephone expenses) of, Distributor;  (D)
     the printing of  prospectuses,  statements  of additional  information  and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising  materials provided to
     the  Class  II  Funds'  shareholders  and  prospective  shareholders;   (F)
     receiving  and  answering  correspondence  from  prospective  shareholders, including distributing prospectuses,  statements of additional information, and  shareholder  reports;  (G)  the  providing  of  facilities  to  answer questions  from  prospective  investors  about  Class II Fund  shares;  (H)
     complying with federal and state  securities laws pertaining to the sale of
     Class II Fund shares;  (I) assisting  investors in  completing  application forms and selecting  dividend and other account options;  (J) the providing of other reasonable assistance in connection with the distribution of Class
     II Fund shares;  (K) the  organizing  and  conducting of sales seminars and
     payments  in  the  form  of   transactional   compensation  or  promotional
     incentives; (L) profit on the foregoing; (M) the payment of "service fees", as contemplated  by the Rules of Fair Practice of the National  Association
     of Securities  Dealers,  Inc.; and (N) such other distribution and services activities as the Issuer  determines may be paid for by the Issuer pursuant to the terms of this  Agreement  and in  accordance  with Rule 12b-1 of the
     1940 Act.

d.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties   hereunder  and  under  the  Master   Distribution  and  Individual
     Shareholder  Services Plan,  dated as of September 3, 2002, with respect to the A Class shares of the Funds, including,  but not limited to (A) payment of sales  commission,  ongoing  commissions  and other payments to brokers, dealers,  financial institutions or others who sell A Class shares pursuant to Selling  Agreements;  (B) compensation to registered  representatives or other employees of Distributor who engage in or support distribution of the
     Funds'  A Class  shares;  (C)  compensation  to,  and

     expenses (including  overhead and telephone expenses) of, Distributor;  (D)
     the printing of  prospectuses,  statements  of additional  information  and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising  materials provided to the Funds'  shareholders  and prospective  shareholders;  (F) receiving and
     answering   correspondence   from   prospective   shareholders,   including
     distributing  prospectuses,   statements  of  additional  information,  and
     shareholder  reports;  (G) the providing of facilities to answer  questions from  prospective  investors about Fund shares;  (H) complying with federal and  state  securities  laws  pertaining  to the sale of Fund  shares;  (I)
     assisting investors in completing  application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares;  (K) the organizing and conducting  of sales  seminars  and  payments in the form of  transactional compensation or promotional  incentives;  (L) profit on the foregoing;  (M)
     the  payment  of  "service  fees",  as  contemplated  by the  Rules of Fair
     Practice of the National  Association of Securities Dealers,  Inc.; and (N)
     such other  distribution and services  activities as the Issuers  determine may be paid for by the Issuers  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

e.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties   hereunder  and  under  the  Master   Distribution  and  Individual
     Shareholder  Services Plan,  dated as of September 3, 2002, with respect to the B Class shares of the Funds, including,  but not limited to (A) payment of sales  commission,  ongoing  commissions  and other payments to brokers, dealers,  financial institutions or others who sell B Class shares pursuant to Selling  Agreements;  (B) compensation to registered  representatives or other employees of Distributor who engage in or support distribution of the
     Funds'  B Class  shares;  (C)  compensation  to,  and  expenses  (including overhead  and  telephone  expenses)  of,  Distributor;  (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing shareholders; (E) the preparation,  printing and distribution of sales  literature  and  advertising  materials  provided  to the  Funds'
     shareholders  and  prospective  shareholders;  (F)  receiving and answering
     correspondence  from  prospective   shareholders,   including  distributing
     prospectuses,   statements  of  additional  information,   and  shareholder
     reports;   (G)  the  providing  of  facilities  to  answer  questions  from prospective  investors  about Fund shares;  (H) complying  with federal and state securities laws pertaining to the sale of Fund shares;  (I) assisting investors in completing  application forms and selecting dividend and other account  options;  (J) the  providing  of other  reasonable  assistance  in connection  with the  distribution  of Fund shares;  (K) the organizing and conducting  of sales  seminars  and  payments in the form of  transactional compensation or promotional  incentives;  (L) profit on the foregoing;  (M)
     the  payment  of  "service  fees",  as  contemplated  by the  Rules of Fair
     Practice of the National  Association of Securities Dealers,  Inc.; and (N)
     such other  distribution and services  activities as the Issuers  determine may be paid for by the Issuers  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

f.   Distributor  or one of its  affiliates or designees  shall pay all expenses incurred  by it in  connection  with the  performance  of its  distribution
     duties   hereunder  and  under  the  Master

     Distribution  and  Individual   Shareholder  Services  Plan,  dated  as  of
     September  3,  2002,  with  respect  to the C Class II shares of the Funds, including,  but not  limited to (A)  payment of sales  commission,  ongoing commissions and other payments to brokers, dealers,  financial institutions or others who sell C Class II shares  pursuant to Selling  Agreements;  (B)
     compensation   to  registered   representatives   or  other   employees  of
     Distributor who engage in or support  distribution of the Funds' C Class II shares; (C) compensation to, and expenses (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses,  statements of additional  information  and reports for other than existing  shareholders;
     (E) the  preparation,  printing and  distribution  of sales  literature and advertising  materials provided to the Funds'  shareholders and prospective shareholders;  (F) receiving and answering  correspondence from prospective shareholders, including distributing prospectuses, statements of additional information,  and shareholder  reports;  (G) the providing of facilities to
     answer  questions  from  prospective   investors  about  Fund  shares;  (H)
     complying with federal and state  securities laws pertaining to the sale of
     Fund shares;  (I) assisting  investors in completing  application forms and selecting  dividend and other account  options;  (J) the providing of other reasonable  assistance in connection with the  distribution of Fund shares;
     (K) the  organizing  and  conducting of sales  seminars and payments in the form of transactional compensation or promotional incentives; (L) profit on the foregoing;  (M) the payment of "service  fees",  as contemplated by the
     Rules of Fair Practice of the National  Association of Securities  Dealers,
     Inc.;  and (N) such  other  distribution  and  services  activities  as the
     Issuers  determine may be paid for by the Issuers  pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

g.   In addition to paying the above expenses with respect to the Advisor Class,
     C Class,  Class  II,  Class A,  Class B and Class C II,  Distributor  or an
     affiliate shall pay all expenses  incurred with respect to the Funds' other classes in connection with their  registration  under the Securities Act of
     1933 and the 1940 Act,  the  qualification  of such shares for sale in each jurisdiction  designated  by ACIM,  the issue and  transfer  of such shares
     (including the expenses of confirming purchase and redemption orders and of supplying  the  information,  prices and other data to be  furnished by the
     Funds under this  Agreement),  the registration of Distributor as a broker, and the  registration  and  qualification  of its  officers,  directors and representatives under applicable federal and state laws.

SECTION 4. INDEPENDENT CONTRACTOR

Distributor shall be an independent  contractor.  Neither Distributor nor any of its officers,  trustees, employees or representatives is or shall be an employee of a Fund in connection with the performance of Distributor's  duties hereunder.
Distributor  shall  be  responsible  for its  own  conduct  and the  employment, control,  compensation  and  conduct of its agents  and  employees,  and for any injury  to such  agents  or  employees  or to  others  through  its  agents  and employees.  Any obligations of Distributor  hereunder may be performed by one or more affiliates of Distributor.

SECTION 5. AFFILIATION WITH THE FUNDS

Subject to and in accordance with each Fund's formative documents and Section 10 of the 1940 Act, it is  understood:  that the  directors,  officers,  agents and shareholders  of the Funds are or may be interested in Distributor as directors, officers, or shareholders of Distributor;  that directors,  officers,  agents or shareholders  of Distributor are or may be interested in the Funds as directors, officers,  shareholders  (directly or  indirectly)  or  otherwise;  and that the effect of any such interest shall be governed by the 1940 Act and SECTION 4.

SECTION 6. BOOKS AND RECORDS

It is expressly  understood  and agreed that all  documents,  reports,  records, books, files and other materials ("Fund Records") relating to this Agreement and the services to be performed  hereunder  shall be the sole property of the Funds and that such  property,  to the extent  held by  Distributor,  shall be held by
Distributor  as agent  during the  effective  term of this  Agreement.  All Fund
Records shall be delivered to the applicable  Fund upon the  termination of this
Agreement, free from any claim or retention of rights by Distributor.

SECTION 7. SERVICES NOT EXCLUSIVE

The  services  of  Distributor  to the  Funds  hereunder  are  not to be  deemed exclusive, and Distributor shall be free to render similar services to others.

SECTION 8. RENEWAL AND TERMINATION

a.   TERM AND ANNUAL RENEWAL.  The term of this Agreement shall be from the date of its approval by the vote of a majority of the Board of each Issuer,  and it shall  continue in effect from year to year  thereafter  only so long as such continuance is specifically  approved at least annually by the vote of a majority of its Board,  and the vote of a majority of said  directors who are neither  parties to the  Agreement nor  interested  persons of any such party, cast at a meeting called for the purpose of voting on such approval.
     "Approved at least annually" shall mean approval occurring, with respect to the first  continuance  of the  Agreement,  during the 90 days prior to and including the date of its termination in the absence of such approval,  and with respect to any subsequent continuance, during the 90 days prior to and including  the first  anniversary  of the date upon  which the most  recent
     previous  annual  continuance  of  the  Agreement  became  effective.   The
     effective  date of the Agreement with respect to each Fund is identified in the Schedules attached to this Agreement.

b.   TERMINATION.  This Agreement may be terminated at any time, without payment of any  penalty,  by a  Fund's  Board,  upon 60  days'  written  notice  to
     Distributor,  and by Distributor

     upon 60 days' written notice to the Fund.  This Agreement  shall  terminate automatically in the event of its assignment.  The term "assignment"  shall have the  meaning  set forth for such term in  Section  2(a)(4) of the 1940
     Act.

SECTION 9. SEVERABILITY

If any  provision  of this  Agreement  shall be held or made  invalid by a court decision,  statute,  rule or similar authority,  the remainder of this Agreement shall not be affected thereby.

SECTION 10. APPLICABLE LAW

This  Agreement  shall be construed in accordance  with the laws of the State of
Missouri.

SECTION 11. AMENDMENT

This  Agreement  and the  Schedules  forming a part hereof may be amended at any time by a writing  signed by each of the parties  hereto.  In the event that the
Board of any additional  funds indicate by resolution  that such funds are to be made parties to this Agreement, whether such funds were in existence at the time of the  effective  date of this  Agreement or  subsequently  formed,  SCHEDULE A hereto  shall be amended to reflect the  addition of such new funds and such new funds shall thereafter  become parties hereto.  In the event that such new funds issue multiple classes of shares,  SCHEDULES B, C, D, E, F, G, H, I, J AND K, as appropriate,  shall be  amended  to  reflect  the  addition  of such new  funds'
classes.  In the event that any of the Funds listed on SCHEDULE A terminates its registration as a management investment company, or otherwise ceases operations,
SCHEDULE  A (and,  as  appropriate,  SCHEDULES  B, C, D, E, F, G, H, I, J AND K)
shall be amended to reflect the deletion of such Fund and its various classes.

                              AMERICAN CENTURY INVESTMENT SERVICES, INC.

                              By:   /s/ David C. Tucker
                                    --------------------------------
                                    David C. Tucker
                                    Senior Vice President

                              AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                   MUNICIPAL FUNDS
                              AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                              AMERICAN CENTURY GOVERNMENT INCOME TRUST
                              AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                              AMERICAN CENTURY INVESTMENT TRUST
                              AMERICAN CENTURY MUNICIPAL TRUST

                              AMERICAN CENTURY MUTUAL FUNDS, INC.
                              AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                              AMERICAN CENTURY STRATEGIC ASSET
                                  ALLOCATIONS, INC.
                              AMERICAN CENTURY TARGET MATURITIES TRUST
                              AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                              AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                              AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                              By:    /s/ Charles A. Etherington
                                     -------------------------------------
                                     Charles A. Etherington
                                     Vice President

                                   SCHEDULE A

           COMPANIES AND FUNDS COVERED BY THIS DISTRIBUTION AGREEMENT

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                  March 13, 2000
>>       California Tax-Free Money Market Fund                 March 13, 2000
>>       California Limited-Term Tax-Free Fund                 March 13, 2000
>>       California Intermediate-Term Tax-Free Fund            March 13, 2000
>>       California Long-Term Tax-Free Fund                    March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                    March 13, 2000
>>       Real Estate Fund                                      March 13, 2000
>>       Value Fund                                            March 13, 2000
>>       Small Cap Value Fund                                  March 13, 2000
>>       Equity Index Fund                                     March 13, 2000
>>       Large Company Value Fund                              March 13, 2000
>>       Mid Cap Value Fund                                    February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund                                  March 13, 2000
          (formerly Long-Term Treasury Fund)
>>       Government Agency Money Market Fund                   March 13, 2000
>>       Short-Term Government Fund                            March 13, 2000
>>       Ginnie Mae Fund (formerly GNMA Fund)                  March 13, 2000
>>       Inflation-Adjusted Bond Fund                          March 13, 2000
          (formerly Inflation-Adjusted Treasury Fund)
>>       Capital Preservation Fund                             March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                               March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                               March 13, 2000
>>       Diversified Bond Fund                                 August 1, 2001
>>       Premium Money Market Fund                             August 1, 2001
>>       High-Yield Fund                                       July 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund (formerly Arizona         March 13, 2000
           Intermediate-Term Municipal Fund)
>>       Florida Municipal Bond Fund (formerly Florida         March 13, 2000
           Intermediate-Term Municipal Fund)
>>       Tax-Free Money Market Fund                            March 13, 2000
>>       Tax-Free Bond (formerly Intermediate-Term             March 13, 2000
           Tax-Free Fund)
>>       High-Yield Municipal Fund                             March 13, 2000

                                                                        page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                         March 13, 2000
>>       Growth Fund                                           March 13, 2000
>>       Heritage Fund                                         March 13, 2000
>>       Select Fund                                           March 13, 2000
>>       Ultra Fund                                            March 13, 2000
>>       Vista Fund                                            March 13, 2000
>>       Giftrust Fund                                         March 13, 2000
>>       New Opportunities Fund                                March 13, 2000
>>       Capital Value Fund                                    March 13, 2000
>>       Veedot Fund                                           March 13, 2000
>>       Veedot Large-Cap Fund                                 March 13, 2000
>>       New Opportunities II Fund                             May 1, 2001
>>       Capital Growth Fund                                   February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                    May 1, 2004
>>       Income & Growth Fund                                  May 1, 2004
>>       Global Gold Fund                                      May 1, 2004
>>       Utilities Fund                                        May 1, 2004
>>       Small Company Fund                                    May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                 March 13, 2000
>>       Strategic Allocation: Conservative Fund               March 13, 2000
>>       Strategic Allocation: Moderate Fund                   March 13, 2000
>>       Newton Fund                                           August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                      March 13, 2000
>>       Target 2010 Fund                                      March 13, 2000
>>       Target 2015 Fund                                      March 13, 2000
>>       Target 2020 Fund                                      March 13, 2000
>>       Target 2025 Fund                                      March 13, 2000
>>       Target 2030 Fund                                      December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Balanced Fund                                      March 13, 2000
>>       VP Capital Appreciation Fund                          March 13, 2000
>>       VP International Fund                                 March 13, 2000
>>       VP Income & Growth Fund                               March 13, 2000
>>       VP Value Fund                                         March 13, 2000
>>       VP Equity Index Fund                                  December 1, 2000
>>       VP Growth Fund                                        December 1, 2000
>>       VP Ultra Fund                                         December 1, 2000
>>       VP Vista Fund                                         December 1, 2000
>>       VP Global Growth Fund                                 December 1, 2000
>>       VP Large Company Value Fund                           December 31, 2002
>>       VP Mid Cap Value Fund                                 February 27, 2004

                                                                        page A-2

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Inflation Protection Fund                          December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                 March 13, 2000
>>       International Growth Fund                             March 13, 2000
>>       International Discovery Fund                          March 13, 2000
>>       Global Growth Fund                                    March 13, 2000
>>       Life Sciences Fund                                    June 1, 2000
>>       Technology Fund                                       June 1, 2000
>>       International Opportunities Fund                      May 1, 2001
>>       European Growth Fund                                  May 1, 2001

                                                                        page A-3

                                   SCHEDULE B

                              INVESTOR CLASS FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                  March 13, 2000
>>       California Tax-Free Money Market Fund                 March 13, 2000
>>       California Limited-Term Tax-Free Fund                 March 13, 2000
>>       California Intermediate-Term Tax-Free Fund            March 13, 2000
>>       California Long-Term Tax-Free Fund                    March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                    March 13, 2000
>>       Real Estate Fund                                      March 13, 2000
>>       Value Fund                                            March 13, 2000
>>       Small Cap Value Fund                                  March 13, 2000
>>       Equity Index Fund                                     March 13, 2000
>>       Large Company Value Fund                              March 13, 2000
>>       Mid Cap Value Fund                                    February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund (formerly Long-Term              March 13, 2000
          Treasury Fund)
>>       Government Agency Money Market Fund                   March 13, 2000
>>       Short-Term Government Fund                            March 13, 2000
>>       Ginnie Mae Fund (formerly GNMA Fund)                  March 13, 2000
>>       Inflation-Adjusted Bond Fund (formerly                March 13, 2000
          Inflation-Adjusted Treasury Fund)
>>       Capital Preservation Fund                             March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                               March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                               March 13, 2000
>>       Diversified Bond Fund                                 August 1, 2001
>>       Premium Money Market Fund                             August 1, 2001
>>       High-Yield Fund                                       July 1, 2002

                                                                        page B-1

AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund (formerly Arizona         March 13, 2000
          Intermediate-Term Municipal Fund)
>>       Florida Municipal Bond Fund (formerly Florida         March 13, 2000
          Intermediate-Term Municipal Fund)
>>       Tax-Free Money Market Fund                            March 13, 2000
>>       Tax-Free Bond (formerly Intermediate-Term             March 13, 2000
          Tax-Free Fund)
>>       High-Yield Municipal Fund                             March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                         March 13, 2000
>>       Growth Fund                                           March 13, 2000
>>       Heritage Fund                                         March 13, 2000
>>       Select Fund                                           March 13, 2000
>>       Ultra Fund                                            March 13, 2000
>>       Vista Fund                                            March 13, 2000
>>       Giftrust                                              March 13, 2000
>>       New Opportunities Fund                                March 13, 2000
>>       Capital Value Fund                                    March 13, 2000
>>       Veedot Fund                                           March 13, 2000
>>       Veedot Large-Cap Fund                                 March 13, 2000
>>       New Opportunities II Fund                             May 1, 2001
>>       Capital Growth Fund                                   February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                    May 1, 2004
>>       Income & Growth Fund                                  May 1, 2004
>>       Global Gold Fund                                      May 1, 2004
>>       Utilities Fund                                        May 1, 2004
>>       Small Company Fund                                    May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                 March 13, 2000
>>       Strategic Allocation: Conservative Fund               March 13, 2000
>>       Strategic Allocation: Moderate Fund                   March 13, 2000
>>       Newton Fund                                           August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                      March 13, 2000
>>       Target 2010 Fund                                      March 13, 2000
>>       Target 2015 Fund                                      March 13, 2000
>>       Target 2020 Fund                                      March 13, 2000
>>       Target 2025 Fund                                      March 13, 2000
>>       Target 2030 Fund                                      December 18, 2000

                                                                        page B-2

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP Balanced Fund                                      March 13, 2000
>>       VP Capital Appreciation Fund                          March 13, 2000
>>       VP International Fund                                 March 13, 2000
>>       VP Income & Growth Fund                               March 13, 2000
>>       VP Value Fund                                         March 13, 2000
>>       VP Equity Index Fund                                  December 1, 2000
>>       VP Growth Fund                                        December 1, 2000
>>       VP Ultra Fund                                         December 1, 2000
>>       VP Vista Fund                                         December 1, 2000
>>       VP Global Growth Fund                                 December 1, 2000
>>       VP Large Company Value Fund                           December 31, 2002
>>       VP Mid Cap Value Fund                                 February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Inflation Protection Fund                          December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                 March 13, 2000
>>       International Growth Fund                             March 13, 2000
>>       International Discovery Fund                          March 13, 2000
>>       Global Growth Fund                                    March 13, 2000
>>       Life Sciences                                         June 1, 2000
>>       Technology Fund                                       June 1, 2000
>>       International Opportunities Fund                      May 1, 2001
>>       European Growth Fund                                  May 1, 2001

                                                                        page B-3

                                   SCHEDULE C

                            INSTITUTIONAL CLASS FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                    March 13, 2000
>>       Real Estate Fund                                      March 13, 2000
>>       Value Fund                                            March 13, 2000
>>       Small Cap Value Fund                                  March 13, 2000
>>       Equity Index Fund                                     March 13, 2000
>>       Large Company Value Fund                              March 13, 2000
>>       Mid Cap Value Fund                                    August 1, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                         March 13, 2000
>>       Growth Fund                                           March 13, 2000
>>       Heritage Fund                                         March 13, 2000
>>       Select Fund                                           March 13, 2000
>>       Ultra Fund                                            March 13, 2000
>>       Vista Fund                                            March 13, 2000
>>       Capital Value Fund                                    March 13, 2000
>>       Veedot Fund                                           March 13, 2000
>>       Veedot Large-Cap Fund                                 March 13, 2000
>>       New Opportunities II Fund                             May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                    May 1, 2004
>>       Income & Growth Fund                                  May 1, 2004
>>       Small Company Fund                                    May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                 June 1, 2000
>>       Strategic Allocation: Conservative Fund               June 1, 2000
>>       Strategic Allocation: Moderate Fund                   June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                 March 13, 2000
>>       International Growth Fund                             March 13, 2000
>>       International Discovery Fund                          March 13, 2000
>>       Global Growth Fund                                    March 13, 2000
>>       Life Sciences Fund                                    June 1, 2000
>>       Technology Fund                                       June 1, 2000
>>       International Opportunities Fund                      May 1, 2001
>>       European Growth Fund                                  May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Diversified Bond Fund                                 August 1, 2001
>>       High-Yield Fund                                       August 1, 2004

                                                                        page C-1

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Inflation-Adjusted Bond Fund                          March 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       Tax-Free Bond Fund                                    December 31, 2002

 AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                               August 1, 2004

                                                                        page C-2

                                   SCHEDULE D

                               ADVISOR CLASS FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                    March 13, 2000
>>       Value Fund                                            March 13, 2000
>>       Real Estate Fund                                      March 13, 2000
>>       Small Cap Value Fund                                  March 13, 2000
>>       Large Company Value Fund                              March 13, 2000
>>       Mid Cap Value Fund                                    August 1, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Government Bond Fund (formerly Long-Term              March 13, 2000
          Treasury Fund)
>>       Government Agency Money Market Fund                   March 13, 2000
>>       Short-Term Government Fund                            March 13, 2000
>>       Ginnie Mae Fund (formerly GNMA Fund)                  March 13, 2000
>>       Inflation-Adjusted Bond Fund (formerly                March 13, 2000
          Inflation-Adjusted Treasury Fund)

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                               March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                         March 13, 2000
>>       Growth Fund                                           March 13, 2000
>>       Heritage Fund                                         March 13, 2000
>>       Select Fund                                           March 13, 2000
>>       Ultra Fund                                            March 13, 2000
>>       Vista Fund                                            March 13, 2000
>>       Capital Value Fund                                    March 13, 2000
>>       Veedot Fund                                           March 13, 2000
>>       Veedot Large-Cap Fund                                 March 13, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                    May 1, 2004
>>       Income & Growth Fund                                  May 1, 2004
>>       Global Gold Fund                                      May 1, 2004
>>       Utilities Fund                                        May 1, 2004
>>       Small Company Fund                                    May 1, 2004

                                                                        page D-1

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund                 March 13, 2000
>>       Strategic Allocation: Conservative Fund               March 13, 2000
>>       Strategic Allocation: Moderate Fund                   March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2005 Fund                                      March 13, 2000
>>       Target 2010 Fund                                      March 13, 2000
>>       Target 2015 Fund                                      March 13, 2000
>>       Target 2020 Fund                                      March 13, 2000
>>       Target 2025 Fund                                      March 13, 2000
>>       Target 2030 Fund                                      December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund                                 March 13, 2000
>>       International Growth Fund                             March 13, 2000
>>       International Discovery Fund                          March 13, 2000
>>       Global Growth Fund                                    March 13, 2000
>>       Life Sciences Fund                                    June 1, 2000
>>       Technology Fund                                       June 1, 2000
>>       European Growth Fund                                  May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                               March 13, 2000
>>       Diversified Bond Fund                                 August 1, 2001
>>       High-Yield Fund                                       July 1, 2002

                                                                        page D-2

                                   SCHEDULE E

                                  C CLASS FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                  May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                    May 1, 2001
>>       Value Fund                                            May 1, 2001
>>       Small Cap Value Fund                                  May 1, 2001
>>       Large Company Value Fund                              May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Ginnie Mae Fund (formerly GNMA Fund)                  May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                               May 1, 2001
>>       High-Yield Fund                                       July 1, 2002
>>       Diversified Bond Fund                                 September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                             May 1, 2001
>>       Arizona Municipal Bond Fund                           February 27, 2004
>>       Florida Municipal Bond Fund                           February 27, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Growth Fund                                           May 1, 2001
>>       Ultra Fund                                            May 1, 2001
>>       Vista Fund                                            May 1, 2001
>>       Heritage Fund                                         May 1, 2001
>>       Capital Growth Fund                                   February 27, 2004
>>       New Opportunities II Fund                             September 3, 2002
>>       Select Fund                                           September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund                                    May 1, 2004
>>       Income & Growth Fund                                  May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation:  Aggressive Fund                May 1, 2001
>>       Strategic Allocation:  Moderate Fund                  May 1, 2001
>>       Strategic Allocation:  Conservative Fund              September 30, 2004

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2030 Fund                                      May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                             May 1, 2001
>>       Global Growth Fund                                    May 1, 2001
>>       Life Sciences                                         May 1, 2001
>>       Technology Fund                                       May 1, 2001
>>       Emerging Markets Fund                                 May 1, 2001
>>       European Growth Fund                                  May 1, 2001

                                                                        page E-1

                                   SCHEDULE F

                                  CLASS I FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

>>       VP Balanced Fund                                      March 13, 2000
>>       VP Capital Appreciation Fund                          March 13, 2000
>>       VP International Fund                                 March 13, 2000
>>       VP Income & Growth Fund                               March 13, 2000
>>       VP Value Fund                                         March 13, 2000
>>       VP Equity Index Fund                                  December 1, 2000
>>       VP Growth Fund                                        December 1, 2000
>>       VP Ultra Fund                                         December 1, 2000
>>       VP Vista Fund                                         December 1, 2000
>>       VP Global Growth Fund                                 December 1, 2000
>>       VP Mid Cap Value Fund                                 February 27, 2004

                                                                        page F-1

                                   SCHEDULE G

                                 CLASS II FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP International Fund                                 May 24, 2001
>>       VP Income & Growth Fund                               May 24, 2001
>>       VP Value Fund                                         May 24, 2001
>>       VP Ultra Fund                                         May 24, 2001
>>       VP Large Company Value Fund                           December 31, 2002
>>       VP Mid Cap Value Fund                                 February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
>>       VP Inflation Protection Fund                          December 31, 2002

                                                                        page G-1

                                   SCHEDULE H

                                 CLASS III FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP International Fund                                 March 6, 2002
>>       VP Income & Growth Fund                               March 6, 2002
>>       VP Value Fund                                         March 6, 2002
>>       VP Ultra Fund                                         March 6, 2002

                                                                        page H-1

                                   SCHEDULE I

                                  CLASS A FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Select Fund                                           September 3, 2002
>>       New Opportunities II Fund                             September 3, 2002
>>       Capital Growth Fund                                   February 27, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Value Fund                                            September 3, 2002
>>       Large Company Value Fund                              September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                             September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                               September 3, 2002
>>       Diversified Bond Fund                                 September 3, 2002
>>       High-Yield Fund                                       September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                  September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                             September 3, 2002
>>       Arizona Municipal Bond Fund                           February 27, 2004
>>       Florida Municipal Bond Fund                           February 27, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation:  Aggressive Fund                September 30, 2004
>>       Strategic Allocation:  Moderate Fund                  September 30, 2004
>>       Strategic Allocation:  Conservative Fund              September 30, 2004

                                                                        page I-1

                                   SCHEDULE J

                                  CLASS B FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Select Fund                                           September 3, 2002
>>       New Opportunities II Fund                             September 3, 2002
>>       Capital Growth Fund                                   February 24, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Value Fund                                            September 3, 2002
>>       Large Company Value Fund                              September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                             September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                               September 3, 2002
>>       Diversified Bond Fund                                 September 3, 2002
>>       High-Yield Fund                                       September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                  September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                             September 3, 2002
>>       Arizona Municipal Bond Fund                           February 27, 2004
>>       Florida Municipal Bond Fund                           February 27, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation:  Aggressive Fund                September 30, 2004
>>       Strategic Allocation:  Moderate Fund                  September 30, 2004
>>       Strategic Allocation:  Conservative Fund              September 30, 2004

                                                                        page J-1

                                   SCHEDULE K

                                CLASS C II FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Select Fund                                           September 3, 2002
>>       New Opportunities II Fund                             September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Value Fund                                            September 3, 2002
>>       Large Company Value Fund                              September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                             September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
>>       Prime Money Market Fund                               September 3, 2002
>>       Diversified Bond Fund                                 September 3, 2002
>>       High-Yield Fund                                       September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund                  September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
>>       High-Yield Municipal Fund                             September 3, 2002

                                                                        page K-1

                                   SCHEDULE L

                                  R CLASS FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Growth Fund                                           August 29, 2003
>>       Ultra Fund                                            August 29, 2003

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                    August 29, 2003
>>       Large Company Value Fund                              August 29, 2003

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                             August 29, 2003

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Income & Growth Fund                                  May 1, 2004
>>       Small Company Fund                                    May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Moderate Fund                   August 29, 2003

                                                                        page L-1

                                   SCHEDULE M

                                 CLASS IV FUNDS

FUND                                                           DATE OF AGREEMENT

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>       VP International Fund                                 February 27, 2004

                                                                        page M-1